UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2025, Community Financial System, Inc. (the “Company”) held its Annual Shareholders Meeting virtually. At the Annual Meeting, the Company’s Shareholders (i) elected 12 Directors, each for a one-year term, (ii) approved on an advisory basis the Company’s executive compensation as set forth in the proxy statement, and (iii) ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025.

1.       The Company’s Shareholders elected 12 individuals to the Board to serve one-year terms, as set forth below:

Name of Director	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Mark J. Bolus	39,605,216	659,090	311,866	5,176,446
Neil E. Fesette	39,587,668	677,239	311,265	5,176,446
Dimitar A. Karaivanov	39,916,198	316,684	343,290	5,176,446
Jeffery J. Knauss	39,695,561	840,099	40,512	5,176,446
Kerrie D. MacPherson	39,559,342	976,317	40,513	5,176,446
John Parente	39,560,879	952,449	62,844	5,176,446
Raymond C. Pecor, III	39,698,078	850,040	28,054	5,176,446
Savneet Singh	39,939,392	576,425	60,355	5,176,446
Sally A. Steele	39,753,399	510,033	312,740	5,176,446
Eric E. Stickels	40,010,977	538,263	26,932	5,176,446
Michele P. Sullivan	40,164,805	383,241	28,126	5,176,446
John F. Whipple, Jr.	37,373,187	3,102,177	100,808	5,176,446

2.       The Company’s Shareholders approved, on a non-binding advisory basis, the Company’s executive compensation programs, as described in the proxy statement, as set forth below:

For	Against	Abstain	Broker Non-Votes
39,208,889	1,232,650	134,633	5,176,446

3.       The Company’s Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, as set forth below:

For	Against	Abstain
45,144,082	552,356	56,180

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Financial System, Inc.

	By:	/s/ Michael N. Abdo
	Name:	Michael N. Abdo
	Title:	Executive Vice President and General Counsel

Dated: May 23, 2025